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                                                                    EXHIBIT 10.8

SUNTRUST                                                         COMMERCIAL NOTE

BORROWER:               Decima Research

LOAN AMOUNT:            Four Million Dollars and no cents ($4,000,000.00)

BORROWER'S ADDRESS:     1363 Beverly Road
                        McLean, VA 22101-3603

OFFICER:                Mark E Wright (initials)          DATE: February 6, 2002

ACCOUNT NO:             0000088982 NOTE NO: 0000000042  NOTE TYPE: Original Loan

                                IMPORTANT NOTICE

THIS INSTRUMENT CONTAINS A CONFESSION OF JUDGMENT PROVISION WHICH CONSTITUTES A WAIVER OF IMPORTANT RIGHTS YOU MAY HAVE AS A DEBTOR AND ALLOWS THE CREDITOR TO OBTAIN A JUDGMENT AGAINST YOU WITHOUT ANY FURTHER NOTICE,

For value received, the undersigned (whether one or more) jointly and severally promise to pay to the order of SunTrust Bank (the "Bank") at any of its offices, or at such place as the Bank may designate in writing, without offset and in immediately available funds, the Loan Amount shown above plus interest and any other amounts due, upon the terms specified below.

LOAN TYPE AND REPAYMENT TERMS

LOAN TYPE:             Term - Variable Payment

REPAYMENT TERMS:       In 59 consecutive monthly installments of principal of
                       $66,666.67 each, plus interest, payable on the first day of each month, beginning March 1, 2002, and a final payment of $66,666.47 principal plus interest and any other amounts owed due on February 1, 2007.

ADDITIONAL TERMS AND CONDITION

This Note is governed by additional terms and conditions contained in a Commitment Letter between the undersigned and the Bank dated February 6, 2002, and any modifications, renewals, extensions or replacements thereof (the "Agreement"), which is incorporated in this Note by reference. In the event of an inconsistency between any term or condition contained in this Note and in the Agreement, such term or condition of the Agreement shall control.

INTEREST

Interest will accrue daily on an actual/360 basis (that is, on the actual number of days elapsed over a year of 360 days).

Payments received by the Bank shall be applied in such order as determined by the Bank, in its sole discretion, as permitted by law. Interest will accrue from the date of this Note on the unpaid balance and will continue to accrue after maturity, whether by acceleration or otherwise, until this Note is paid in full. If this is a variable rate transaction, the interest rate is prospectively subject to increase or decrease without prior notice, and if this is a Term-Variable Payment loan, adjustments in the payment schedule will be made as necessary. If this is a variable rate transaction which uses SunTrust Prime Rate as the Index, the Index is subject to increase or decrease at the sole option of the Bank.

Subject to the above, interest per annum payable on this Note (the "Rate") will be the "Index" (as defined in this Note) plus a margin of 1.650%. The "Index" shall be the one month LIBOR established by the British Bankers Association as of 11:00 a.m. (London Time) on the first business day of each month as published by an on-line information service, such as Bloomberg Financial Markets News Services or any comparable reporting service selected by the Bank. The Rate shall be adjusted on the first business day of the month. Adjustments to the Rate shall be effective monthly beginning March 1, 2002 and on the same day or each month thereafter.

COLLATERAL

Any collateral pledged to the Bank to secure any of the undersigned's existing or future liabilities to the Bank shall secure this Note. To the extent permitted by law, each of the undersigned grants to the Bank a security interest in and a lien upon all deposits or investments maintained by the undersigned with, and all indebtedness owed to the undersigned by, the Bank or any of its affiliates.

This Note is also secured by the following collateral and proceeds thereof:

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All accounts, certificates of title, chattel paper, commercial tort claims, deposit accounts, documents, equipment, financial assets, fixtures, general intangibles, instruments, inventory, investment property, letter of credit rights, promissory notes, supporting obligations, all goods represented by any of the foregoing and all goods that may be reclaimed or repossessed from or returned by account debtors and all proceeds and products thereof (as all such terms are defined in the Uniform Commercial Code) owned by, and as more particularly described in a Security Agreement by, Decima Research dated this date.

All accounts, certificates of title, chattel paper, commercial tort claims, deposit accounts, documents, equipment, financial assets, fixtures, general intangibles, instruments, inventory, investment property, letter of credit rights, promissory notes, supporting obligations, all goods represented by any of the foregoing and all goods that may be reclaimed or repossessed from or returned by account debtors and all proceeds and products thereof (as all such terms are defined in the Uniform Commercial Code) owned by, and as more particularly described in a Security Agreement by, The Wirthlin Group International, L.L.C. dated this date.

All accounts, certificates of title, chattel paper, commercial tort claims, deposit accounts, documents, equipment, financial assets, fixtures, general intangibles, instruments, inventory, investment property, letter of credit rights, promissory notes, supporting obligations, all goods represented by any of the foregoing and all goods that may be reclaimed or repossessed from or returned by account debtors and all proceeds and products thereof (as all such terms are defined in the Uniform Commercial Code) owned by, and as more particularly described in a Security Agreement by, Australasian Research Strategies, LLC dated this date.

All accounts, certificates of title, chattel paper, commercial tort claims, deposit accounts, documents, equipment, financial assets, fixtures, general intangibles, instruments, inventory, investment property, letter of credit rights, promissory notes, supporting obligations, all goods represented by any of the foregoing and all goods that may be reclaimed or repossessed from or returned by account debtors and all proceeds and products thereof (as all such terms are defined in the Uniform Commercial Code) owned by, and as more particularly described in a Security Agreement by, Wirthlin Worldwide Hong Kong, LLC dated this date.

All shares of Wirthlin-Europe Limited owned by The Wirthlin Group International, L.L.C. and pledged under a Security Agreement dated this date.

All shares of Australasian Research Strategies Pty. owned by Australasian Research Strategies, LLC and pledged under a Security Agreement dated this date.

All shares of Wirthlin Worldwide Asia, PTE. Ltd. owned by Wirthlin Worldwide Hong Kong, LLC and pledged under a Security Agreement dated this date.

All of this security is referred to collectively as the "Collateral." The Collateral is security for the payment of this Note and any other liability (including overdrafts and future advances) of the undersigned to the Bank, however evidenced, now existing or hereafter incurred, matured or unmatured, direct or indirect, absolute or contingent, several, joint, or joint and several, including any extensions, modifications or renewals. The proceeds of any Collateral may be applied against the liabilities of the undersigned to the Bank in any order at the option of the Bank.

LOAN PURPOSE AND UPDATED FINANCIAL INFORMATION REQUIRED

The undersigned warrant and represent that the loan evidenced by this Note is being made solely for the purpose of acquiring or carrying on a business, professional or commercial activity or acquiring real or personal property as an investment (other than a personal investment) or for carrying on an investment activity (other than a personal investment activity). The undersigned agree to provide to the Bank updated financial information, including, but not limited to, tax returns, current financial statements in form satisfactory to the Bank, as well as additional information, reports or schedules (financial or otherwise), all as required by the Loan Agreement.

DEFAULT, ACCELERATION AND SETOFF

As used in this Note, the term "Event of Default" shall have the meaning given such term in the Agreement. If an Event of Default occurs, or in the event of non-payment of this Note in full at maturity, the entire unpaid balance of this Note will, at the option of the Bank, become immediately due and payable, without notice or demand. Upon the occurrence of an Event of Default, the Bank will be entitled to interest on the unpaid balance at the stated Rate plus 2.00% (the "Default Rate"), unless otherwise required by law, until paid in full. To the extent permitted by law, if an Event of Default has occurred and is continuing, the Bank will have the right, in addition to all other remedies permitted by law, to set off the amount due under this Note or due under any other obligation to the Bank against any and all accounts, whether checking or savings or otherwise, credits, money, stocks, bonds or other security or property of any nature on deposit with, held by, owed by, or in the possession of, the Bank or any of its affiliates to the credit of or for the account of any Party, without notice to or consent by any Party. The remedies provided in this Note and any other agreement between the Bank and any Party are cumulative and not exclusive of any provided by law.

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CAPITAL ADEQUACY

Should the Bank, after the date of this Note, determine that the adoption of any law or regulation regarding capital adequacy, or any change in its interpretation or administration, has or would have the effect of reducing the Bank's rate of return under this Note to a level below that which the Bank could have achieved but for the adoption or change, by an amount which the Bank considers to be material, then, from time to time, 30 days after written demand by the Bank, the undersigned shall pay to the Bank such additional amounts as will compensate the Bank for the reduction. Each demand by the Bank will be made in good faith and accompanied by a certificate claiming compensation under this paragraph and stating the amounts to be paid to it and the basis for the payment.

LATE CHARGES AND OTHER AUTHORIZED CHARGES

If any portion of a payment is at least ten (10) days past due, the undersigned agree to pay a late charge of 5.00% of the amount which is past due. Unless prohibited by applicable law, the undersigned agree to pay the fee established by the Bank from time to time for returned checks if a payment is made on this Note with a check and the check is dishonored for any reason after the second presentment. In addition, as permitted by applicable law, the undersigned agree to pay the following: (1) all reasonable expenses, including, without limitation, all court or collection costs, and reasonable attorneys' fees, whether suit be brought or not, incurred in collecting this Note; (2) if an Event of Default has occurred and is continuing all reasonable costs incurred in evaluating, preserving or disposing of any Collateral granted as security for the payment of this Note, including the cost of any audits, appraisals, appraisal updates, reappraisals or environmental inspections which the Bank from time to time in its sole discretion may deem necessary; (3) any premiums for property insurance purchased on behalf of the undersigned or on behalf of the owner(s) of the Collateral pursuant to any security instrument relating to the Collateral; (4) any reasonable expenses or reasonable costs incurred in defending any claim arising out of the execution of this Note or the obligation which it evidences, or otherwise involving the employment by the Bank of attorneys with respect to this Note and the obligations it evidences; and (5) any other charges permitted by applicable law. The undersigned agree to pay these authorized charges on demand or, at the Bank's option, the charges may be added to the unpaid balance of the Note and will accrue interest at the stated Rate. Upon the occurrence of an Event of Default, interest will accrue at the Default Rate.

WAIVERS

The undersigned and each other Party waive presentment, demand, protest, notice of protest and notice of dishonor and waive all exemptions, whether homestead or otherwise, as to the obligations evidenced by this Note. The undersigned and each other Party waive any rights to require the Bank to proceed against any other Party or person or any Collateral before proceeding against the undersigned or any of them, or any other Party, and agree that without notice to any Party and without affecting any Party's liability, the Bank, at any time or times, may grant extensions of the time for payment or other indulgences to any Party or permit the renewal or modification of this Note, or permit the substitution, exchange or release of any Collateral for this Note and may add or release any Party primarily or secondarily liable, except for any modification to any Loan Document (as such term is defined in the Agreement, to which the undersigned is a party and which requires the consent of the undersigned). The undersigned and each other Party agree that the Bank may apply all monies made available to it from any part of the proceeds of the disposition of any Collateral or by exercise of the right of setoff either to the obligations under this Note or to any other obligations of any Party to the Bank, as the Bank may elect from time to time. The undersigned also waive any rights afforded to them by Sections 49-25 and 49-26 of the Code of Virginia of 1950 as amended. TO THE EXTENT LEGALLY PERMISSIBLE, THE UNDERSIGNED WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY LITIGATION RELATING TO TRANSACTIONS UNDER THIS NOTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE.

JUDGMENT BY CONFESSION

The undersigned hereby duly constitute and appoint C. B. Bohannon or Andrzej Koplewski as the true and lawful attorney-in-fact for them in any or all of their names, place and stead, and upon the occurrence of an Event of Default, to confess judgment against them, or any of them, in the Circuit Court for the County of Fairfax, Virginia, upon this Note and all amounts owed hereunder, including all reasonable costs of collection, reasonable attorneys' fees and court costs, hereby ratifying and confirming the acts of said attorney-in-fact as if done by themselves, expressly waiving benefit of any homestead or other exemption laws.

SEVERABILITY, AMENDMENTS AND NO WAIVER BY BANK

Any provision of this Note which is prohibited or unenforceable will be ineffective to the extent of the prohibition or unenforceability without invalidating the remaining provisions of this Note. No amendment, modification, termination or waiver of any provision of this Note, nor consent to any departure by the undersigned from any term of this Note, will in any event be effective unless it is in writing and signed by an authorized employee of the Bank, and then the waiver or consent will be effective only in the specific instance and for the specific purpose for which given. If the interest Rate is tied to an external index and the index becomes unavailable during the term of this loan, the Bank may designate a substitute index with notice to the Borrower. No failure or delay on the part of the Bank to exercise

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any right, power or remedy under this Note may be construed as a waiver of the right to exercise the same or any other right at any time.

LIABILITY, SUCCESSORS AND ASSIGNS AND CHOICE OF LAW

Each of the undersigned shall be jointly and severally obligated and liable on this Note. This Note shall apply to and bind each of the undersigned's heirs, personal representatives, successors and assigns and shall inure to the benefit of the Bank, its successors and assigns. The undersigned agree that certain material events and occurrences relating to this Note bear a reasonable relationship to the Commonwealth of Virginia. The validity, terms, performance and enforcement of this Note shall be governed by applicable federal law and the internal laws of the Commonwealth of Virginia which are applicable to agreements which are negotiated, executed, delivered and performed solely in the Commonwealth of Virginia.

By signing below, the undersigned agree to the terms of this Note and acknowledge receipt of a loan in the Loan Amount shown above.

                                                Decima Research.

                                                By: /s/ Joel A. White
                                                   ----------------------------

                                                Name:  Joel A. White
                                                Title: Chief Financial Officer

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